Exhibit 10.22.4

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT AND GUARANTY

This Fourth Amendment to Credit Agreement and Guaranty (this “Amendment”) is made as of March 20, 2024, by and among BIOXCEL THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), the lenders party hereto (collectively, the “Lenders” and individually, a “Lender”), and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders previously entered into that certain Credit Agreement and Guaranty, dated as of April 19, 2022 (including the exhibits and other attachments thereto, as amended by that certain Waiver and First Amendment to Credit Agreement and Guaranty, dated as of November 13, 2023, that certain Second Amendment to Credit Agreement and Guaranty and Termination of Revenue Interest Financing, dated as of December 5, 2023, and that certain Third Amendment to Credit Agreement, dated as of February 12, 2024, the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrower, the Administrative Agent and the Lenders party hereto hereby covenant and agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
2.	Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, the Existing Credit Agreement shall be amended as follows:
(a)	Section 8.01(b) of the Existing Credit Agreement shall be deleted in its entirety and replaced as follows:

“(b)as soon as available and in any event within ninety (90) days after the end of each fiscal year (i) the consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and (ii) the related consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case prepared in all material respects in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report and opinion thereon of Ernst & Young U.S. LLP or another firm of independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and such report and opinion shall not be subject to (x) except with respect to the report and opinion delivered for the fiscal year ending on December 31, 2023, any “going concern” or like qualification or exception or emphasis of matter of going concern footnote or (y) any qualification or exception as to the scope of such audit, and in the case of such consolidated financial statements, certified by a Responsible Officer of the Borrower; provided that documents required to be furnished pursuant to this Section 8.01(b) shall be deemed furnished on the date that such documents are publicly available on “EDGAR”;”.

(b)	The definition of “Company Warrants” in Section 1.01 of the Existing Credit Agreement shall be deleted in its entirety and replaced as follows:

“Company Warrants” means (i) those certain warrants, dated as of the Closing Date and delivered pursuant to Section 6.01(h), evidenced by an instrument substantially the form of Exhibit J-1 hereto, as amended on the Second Amendment Effective Date and as further amended, replaced or otherwise modified pursuant to the terms thereof, (ii) those certain warrants, dated as of the Second Amendment Effective Date, evidenced by an instrument substantially the form of Exhibit J-1 hereto, as amended, replaced or otherwise modified pursuant to the terms thereof, and (iii) those certain warrants, dated March 20, 2024, evidenced by an instrument substantially the form of Exhibit A to the Fourth Amendment to Credit Agreement and Guaranty, dated March 20, 2024, by and among the Borrower, the Lenders and the Administrative Agent.

(c)	The definition of “Registration Rights Agreement” in Section 1.01 of the Existing Credit Agreement shall be deleted in its entirety and replaced as follows:

“Registration Rights Agreement” means that certain Second Amended and Restated Registration Rights Agreement, dated March 20, 2024, by and among the Borrower and the purchasers identified therein.

3.

Reaffirmation of Loan Documents.  Except as otherwise expressly provided herein, the parties hereto agree that all terms and conditions of the Existing Credit Agreement and the other Loan Documents remain in full force and effect.  The Borrower hereby confirms that the Security Documents and all of the Collateral described therein do, and shall continue to, secure the payment in full and performance of all of the Obligations.

4.	Conditions Precedent to Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent:
(a)

This Amendment shall have been duly executed and delivered to the Administrative Agent by the Borrower and the Lenders, which constitute the “Majority Lenders” as defined in the Existing Credit Agreement;

(b)

Each of the representations and warranties in Section 6 of this Amendment, Section 7 of the Credit Agreement and in the other Loan Documents shall be true, accurate and complete in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date; and

(c)

At the time of and after giving effect to this Amendment, no fact or condition exists that constitutes, or with the passage of time, the giving of notice, or both, would constitute, a Default or Event of Default.

5.	Condition Subsequent and Post-Closing Covenant.
(a)	In addition to the conditions precedent set forth in the preceding Section 4, the effectiveness of this Amendment shall be subject to the following:
(i)

Within two calendar days of the date hereof, the Borrower shall have issued and delivered to the Lenders warrants, evidenced by an instrument substantially in the form of Exhibit A hereto, dated as of the date of issuance, exercisable at $3.0723  per share and for an aggregate number of shares of common stock of the Borrower set forth in Exhibit B hereto;

(ii)

Within two calendar days of the date hereof, the second amended and restated Registration Rights Agreement in form and substance reasonably satisfactory to the Administrative Agent shall have been duly executed and delivered to the Administrative Agent by the Borrower; and

(iii)

Within two calendar days of the date hereof, the Borrower shall have paid all costs, fees and expenses of the Administrative Agent and the Lenders, including, without limitation, the fees and expenses of Sullivan & Cromwell LLP, as outside counsel to Administrative Agent and the Oaktree Lenders and the fees and expenses of Shearman & Sterling LLP, as outside counsel to Q Boost Holding LLC, incurred prior to the date hereof, to the extent invoiced on or prior to the date hereof.

(b)

The Borrower shall receive, (i) after the date hereof and on or before April 15, 2024, at least $25,000,000 in gross proceeds from the issuance of Borrower’s common stock, warrants and/or pre-funded warrants, and/or in non-refundable cash consideration from partnering transactions entered into after the date hereof (so long as such partnering transactions would not require the Borrower or any of its Subsidiaries to make any cash investments in connection with the partnering transactions and no such cash investments are made), and (ii) after the date hereof and on or before November 30, 2024, at least $50,000,000 (for the avoidance of doubt, inclusive of amounts previously counted toward the preceding clause (i)) in gross proceeds from the issuance of Borrower’s common stock, warrants and/or pre-funded warrants, and/or in cash and/or non-cash consideration (measured at fair market value, as determined by the Administrative Agent in its sole discretion) from partnering transactions entered into after the date hereof. Failure to perform this covenant shall constitute (A) a Default under the Credit Agreement and (B) an

Event of Default under the Credit Agreement, subject to a cure period, solely in the case of clause (i) of the preceding sentence, until May 15, 2024 (provided, for the avoidance of doubt, that failure to perform clause (ii) of the preceding sentence shall constitute an immediate Event of Default under the Credit Agreement without any cure or grace period).

In addition, if the Borrower has not, after the date hereof and on or before September 30, 2024, received at least $40,000,000 in gross proceeds from the issuance of Borrower’s common stock, warrants and/or pre-funded warrants, and/or in cash and/or non-cash consideration (measured at fair market value, as determined by the Administrative Agent in its sole discretion) from partnering transactions entered into after the date hereof, the definition of “Minimum Liquidity Amount” in Section 1.01 of the Existing Credit Agreement shall be deleted in its entirety and replaced as follows effective as of September 30, 2024:

“Minimum Liquidity Amount” means (i) from the Closing Date until the date on which the Tranche B Term Loans are funded (the “Step-Up Date”), $25,000,000; provided, that if the Borrower has received at least $50,000,000 in gross proceeds from the issuance of Borrower’s common stock, warrants and/or pre-funded warrants, and/or in cash and/or non-cash consideration (measured at fair market value, as determined by the Administrative Agent in its sole discretion) from partnering transactions entered into after March 20, 2024 and on or before November 30, 2024, the Minimum Liquidity Amount shall be $15,000,000; provided, further, that upon and following the occurrence of a Permitted BXCL 701 Release Event, the Minimum Liquidity Amount shall be $27,500,000; provided, further, that upon and following the occurrence of a Permitted BXCL 701 Control Event, the Minimum Liquidity Amount shall be $32,500,000; (ii) from and after the Step-Up Date, $20,000,000; provided, that upon and following the occurrence of a Permitted BXCL 701 Release Event, the Minimum Liquidity Amount shall be $32,500,000; provided, further, that upon and following the occurrence of a Permitted BXCL 701 Control Event, the Minimum Liquidity Amount shall be $37,500,000; and (iii) from and after the Applicable Funding Condition for Tranche C Term Loans is satisfied (as evidenced by an officer’s certificate delivered by the Borrower to the Administrative Agent) (the “Step-Down Date”), $25,000,000; provided, that if the Borrower has received at least $50,000,000 in gross proceeds from the issuance of Borrower’s common stock, warrants and/or pre-funded warrants, and/or in cash and/or non-cash consideration (measured at fair market value, as determined by the Administrative Agent in its sole discretion) from partnering transactions entered into after March 20, 2024 and on or before November 30, 2024, the Minimum Liquidity Amount shall be $15,000,000; provided, further, that upon and following the occurrence of a Permitted BXCL 701 Release Event, the Minimum Liquidity Amount shall be $27,500,000; provided, further, that upon and following the occurrence of a Permitted BXCL 701 Control Event, the Minimum Liquidity Amount shall be $32,500,000.  For the avoidance of doubt, the Minimum Liquidity Amount shall be the highest applicable amount at any time. Notwithstanding the foregoing or anything to the contrary herein, the Minimum Liquidity Amount shall in no event exceed 50% of the aggregate amount of Loans outstanding at any time.

6.	Representations and Warranties. The Borrower hereby represents and warrants:
(a)

None of the execution, delivery and performance by the Borrower of this Amendment and the documents, instruments and agreements executed in connection herewith (collectively, the “Amendment Documents”) or performance under the Amendment Documents (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect and (y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents, (ii) will violate (1) any Law, (2) any Organic Document of the Borrower or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon the Borrower or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Borrower or any of its Subsidiaries.

(b)

This Amendment and the other Amendment Documents have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests, and duly executed and delivered by the Borrower and constitutes, and each of the Amendment Documents when executed and delivered by the Borrower will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.	Release.
(a)

In consideration of this Amendment and agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower (the “Releasing Party”), on behalf of itself and its successors, assigns and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the Lenders and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, in each case solely in their capacities relative to the Lenders and not in any other capacity such party may have relative to the Releasing Party (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder (any of the foregoing, a “Claim” and collectively, the “Claims”).  The Releasing Party expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 7.  Furthermore, the Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 7.  The foregoing release, covenant and waivers of this Section 7 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Credit Agreement, this Amendment, any other Loan Document or any provision hereof or thereof.

(b)

Each Releasing Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)

Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8.

Fees and Expenses.  The Borrower agrees to pay on demand (a) all out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders accrued prior to the date hereof and (b) all out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution and delivery of (i) this Amendment, (ii) any Amendment Documents, other Loan Documents or other post-closing amendments, agreements, arrangements or documentation, (iii) any other instruments and documents to be delivered hereunder or thereunder, in each case of clauses (a) and (b), including the fees and expenses of Sullivan & Cromwell LLP, as outside counsel to

Administrative Agent and the Oaktree Lenders, and Shearman & Sterling LLP, as outside counsel to Q Boost Holding LLC, with respect thereto.

9.	Miscellaneous.
(a)

Except as otherwise expressly provided herein, (i) all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement or any of the Loan Documents.  None of the Administrative Agent or any Lender is under any obligation to enter into this Amendment.  The entering into of this Amendment by such parties shall not be deemed to limit or hinder any rights of any such party under the Loan Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Borrower, on the other hand, with regard to any provision of the Loan Documents.  This Amendment shall constitute a Loan Document.

(b)

This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  An executed facsimile or electronic copy of this Amendment shall be effective for all purposes as an original hereof.

(c)

This Amendment expresses the entire understanding of the parties with respect to the amendments contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)

This Amendment and its contents shall be subject to the governing law, indemnification, venue, service of process, waivers of jury trial and severability provisions of the Existing Credit Agreement, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

BIOXCEL THERAPEUTICS, INC.

By:	/s/ Vimal Mehta
Name:	Vimal Mehta
Title:	Chief Executive Officer

Address for Notices:

555 Long Wharf Drive, 12th Floor New Haven, CT

06511

With a copy to (which shall not constitute notice):

Cooley LLP

3 Embarcadero Center 20th Floor

San Francisco, CA 94111-4004

Attn: Mischi a Marca

Email: gmamarca@cooley.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:    Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:    Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

LENDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE-FORREST MULTI-STRATEGY, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE STRATEGIC CREDIT FUND

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.

By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner

By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE DIVERSIFIED INCOME FUND INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE AZ STRATEGIC LENDING FUND, L.P.

By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE LSL FUND HOLDINGS EURRC S.À R.L. 26A, boulevard Royal L-2449 Luxembourg, Grand Duchy of Luxembourg R.C.S Luxembourg Number: B269245

By:	/s/ Martin Eckel
	Name:	Martin Eckel
	Title:	Manager

By:	/s/ Flora Verrecchia
	Name:	Flora Verrecchia
	Title:	Manager

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.

By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:	/s/ Mary Gallagly
	Name:	Mary Gallagly
	Title:	Managing Director

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

Q BOOST HOLDING LLC

By:	/s/ Ahmed Nasser Al-Abdulghani
Name:	Ahmed Nasser Al-Abdulghani
Title:	Director

Address for Notices:

c/o Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61) Doha, Qatar

A copy (which shall not constitute notice) shall also be sent to:

General Counsel

Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61)

Doha, Qatar

Email: notices.legal@qia.qa

A copy (which shall not constitute notice) shall also be sent to:

Shearman & Sterling LLP

535 Mission Street, 25th Floor

San Francisco, CA 94105

Attn: Michael S. Dorf

Tomasz Kulawik

Email: mdorf@shearman.com

tomasz.kulawik@shearman.com

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

EXHIBIT A

[FORM OF] BIOXCEL THERAPEUTICS, INC. COMMON STOCK WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON ITS EXERCISE OR CONVERSION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (I) IN ACCORDANCE WITH THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, OR (II) WHERE, IN THE OPINION OF COUNSEL, REGISTRATION UNDER THE SECURITIES ACTS OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

[# of shares] Shares of Company Common Stock No. [warrant #] WARRANT

This WARRANT (this “Warrant”) is issued as of March 20, 2024 (the “Initial Issuance Date”), by BIOXCEL THERAPEUTICS, INC., a Delaware corporation (the “Company”), to [name of purchaser], a [jurisdiction of organization] [entity type] (“Purchaser” and, together with any assignee(s) or transferee(s), “Holder” or “Holders”).

WHEREAS, the Company, certain subsidiaries of the Company as guarantors, the Purchaser as lender and the other lenders party thereto are parties to that certain Credit Agreement and Guaranty, dated as of April 19, 2022, and amended as of November 13, 2023, December 5, 2023, February 12, 2024 and March 20, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Company may borrow from Purchaser and the other lenders party thereto (collectively, the “Lenders”), and the Lenders may loan to the Company, up to $202,319,447 from the date of the Credit Agreement through the Maturity Date; and

WHEREAS, the Company is issuing this Warrant to Purchaser as a condition precedent to the effectiveness of that Fourth Amendment to Credit Agreement and Guaranty, dated as of March 20, 2024, by and among the Company, Purchaser and the other parties thereto.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser agree as follows:

Section 1. Definitions. Unless otherwise defined herein, capitalized terms have the meanings set forth in the Credit Agreement (as in effect on the date hereof), however, the following terms when used herein have the following meanings:

“Aggregate Exercise Price” means, in connection with any Exercise of this Warrant pursuant to Section 4 (whether in whole or in part), an amount equal to the product of (i) the number of Underlying Shares in respect of which this Warrant is then being exercised pursuant to such Section 4, multiplied by (ii) the Exercise Price.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the independent members

Exhibit A - 1

of the Board of Directors of the Company, acting in good faith. If the Holder objects in writing to the Board of Directors’ calculation of Fair Market Value within ten (10) days of receipt of written notice thereof and the Holder and the Company are unable to agree on Fair Market Value during the five (5) day period following the delivery of the Holder’s objection, the valuation dispute resolution procedure set forth in Section 20 hereof shall be invoked to determine Fair Market Value.

“Market Price” means, with respect to a particular security, on any given day, the last reported sale price, regular way, or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the last quoted bid price in the over-the-counter market as reported by Pink Sheets LLC or similar organization. “Market Price” shall be determined without reference to after hours or extended hours trading. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Company Common Stock shall be deemed to be the fair market value per share of such security as determined in good faith by the independent members of the Board of Directors in reliance upon an opinion of an accounting firm of nationally recognized standing retained by the Company for this purpose and reasonably acceptable to the Holder (or if there is more than one Holder, a majority in interest of Holders excluding any Holder that is an Affiliate of the Company).  For the purposes of determining the Market Price of the Company Common Stock on the Trading Day preceding, on or following the occurrence of an event, (i) that Trading Day shall be deemed to commence immediately after the regular scheduled closing time of trading on the Trading Market on which the Company Common Stock is listed or, if trading is closed at an earlier time, such earlier time and (ii) that Trading Day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last Trading Day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).

“Trading Day” means a day on which the Company Common Stock is traded on a Trading Market or, if the Company Common Stock is not traded on a Trading Market, then on the principal securities exchange or securities market on which the Company Common Stock is then traded.

“Trading Market” means any market or exchange of The Nasdaq Stock Market LLC or the New York Stock Exchange.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Company Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Company Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Company Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (ii) if the Company Common Stock is not then listed on a Trading Market or quoted for trading on the OTC Bulletin Board and if prices for the Company Common Stock are then reported in the “Pink Sheets” published by

Exhibit A - 2

OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Company Common Stock so reported or (iii) in all other cases, the fair market value of a share of Company Common Stock as determined by an independent nationally recognized investment banking, accounting or valuation firm selected in good faith by the Company and reasonably acceptable to the Holder, the fees and expenses of which shall be paid by the Company.

Section 2. Issuance of Warrant; Term. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase from the Company [# of shares] fully paid and nonassessable shares of the Company’s voting common stock having a par value $0.001 per share (the “Company Common Stock”). The shares of Company Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the “Underlying Shares.” This Warrant shall be exercisable at any time and from time to time, in whole or in part, during the period commencing on the date hereof and ending on April 19, 2029 (the “Expiration Date”).

Section 3. Exercise Price. The exercise price per share of Company Common Stock for which each Underlying Share may be purchased pursuant to this Warrant shall be $3.0723, subject to adjustment pursuant to Section 7 (the “Exercise Price”).

Section 4. Exercise.

(a)This Warrant may be exercised by the Holder hereof as to all or any portion of the Underlying Shares, upon delivery of written notice to the Company, together with this original Warrant and (x) payment to the Company of the Aggregate Exercise Price or (y) instruction to the Company to withhold a number of the Underlying Shares then issuable upon exercise of this Warrant with an aggregate value (determined on the basis of the average Market Price per share for the Company Common Stock on the last five Trading Days for such stock ended immediately prior to the applicable Exercise Date, as defined below) equal to such Aggregate Exercise Price (collectively, the “Exercise”, with the date of an Exercise being an “Exercise Date”). The Exercise Price (if paid pursuant to clause (x) above) shall be payable by delivery by the Holder of a certified or official bank check payable to the order of the Company or wire transfer of immediately available funds to an account designated by the Company. This Warrant shall be deemed to have been so exercised as of the applicable Exercise Date, and the Holder shall be entitled to receive the Underlying Shares issuable upon such Exercise and be treated for all purposes as the holder of record of the Underlying Shares as of such date. Upon the Exercise of this Warrant, the Company shall, within two (2) Business Days of the applicable Exercise Date (the “Underlying Share Delivery Date”), execute and deliver to the Holder of this Warrant (a) a statement confirming the total number of Underlying Shares for which this Warrant is being exercised, and (b) (i) if the Underlying Shares are issued in certificate form, a certificate or certificates for the number of Underlying Shares issuable upon such Exercise, or (ii) if the Underlying Shares are issued in uncertificated form, a written confirmation evidencing the book-entry registration of such Underlying Shares in the Holder’s name; provided that if the Company fails to deliver to Holder such certificate or certificates (in the case of Underlying Shares issued in certificate form) or written confirmation (in the case of Underlying Shares issued in uncertificated form) by the Underlying Share Delivery Date, the Holder will have the right to rescind such Exercise. Any rescission by the Holder pursuant to this Section 4(a) shall not affect any other

Exhibit A - 3

remedies available to the Holder under applicable law or equity or pursuant to Section 14 hereof as a result of the Company’s failure to timely deliver the Underlying Shares. If this Warrant shall be exercised with respect to less than all of the Underlying Shares, the Company shall deliver a new Warrant covering the number of Underlying Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Underlying Shares upon exercise.

(b)In the event of any withholding of shares of Underlying Shares pursuant to Section 4(a)(y) above where the number of the Underlying Shares then issuable upon exercise of this Warrant with an aggregate value equal to the Aggregate Exercise Price is not a whole number, the number of the Underlying Shares withheld by the Company shall be rounded up to the nearest whole share, and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of Underlying Shares being so withheld by the Company in an amount equal to the product of (x) such incremental fraction of Underlying Shares being so withheld or surrendered multiplied by (y) the value per share of Underlying Shares (determined on the basis of the average Market Price per share for the Company Common Stock on the last five Trading Days for such stock ended immediately prior to the applicable Exercise Date).

(c)The Company shall not knowingly effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant to the extent that, after giving effect to such exercise, the Holder (together with such Person’s Affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Company Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Company Common Stock beneficially owned by such Person and its Affiliates shall include the number of shares of Company Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Company Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its Affiliates (including, without limitation, any convertible notes or convertible shares or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Warrant, in determining the number of outstanding shares of Company Common Stock, a Holder of this Warrant may rely on the number of outstanding shares of Company Common Stock as reflected in the most recent of (1) the Company’s Form 10-K, Form 10-Q or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Company Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall, within five (5) Business Days, confirm to such Holder the number of shares of its Company Common Stock then outstanding. Furthermore, upon the written request of the Company, a Holder shall confirm to the Company its then current beneficial ownership with respect to the Company’s Company Common Stock.

Exhibit A - 4

Section 5. No Fractional Shares. No fractional shares may be issued upon any exercise of this Warrant or as a consequence of any adjustment pursuant to Section 7, and any fractions shall be rounded upwards to the nearest whole number of shares. If upon any exercise or adjustment of this Warrant a fraction of a share results, the Company will pay to the Holder the cash value of any such fractional share, calculated on the basis of the Exercise Price.

Section 6. Securities Laws.

(a)Holder acknowledges that the Underlying Shares are being offered and sold by the Company in accordance with Regulation D under the Securities Act and that the Underlying Shares will constitute “restricted securities” as defined in Rule 144 under the Securities Act. Neither this Warrant nor the Underlying Shares have been registered under the Securities Act, or any state securities laws (“Blue Sky Laws”). This Warrant has been acquired for the Holder’s own account for investment purposes and not with a current view to distribution or resale and may not be sold or otherwise transferred (i) without an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) unless Holder shall have delivered to the Company an opinion of counsel to the effect that the Warrant or such portion of the Warrant to be sold or transferred may be sold or transferred under an exemption from such registration; provided, that the foregoing conditions shall not apply to any transfer of this Warrant from Purchaser to (i) any Affiliate, managed fund or account of Oaktree Capital Management, L.P. or (ii) an Affiliate of Qatar Investment Authority.

(b)The Company covenants and agrees that all Underlying Shares will, upon issuance and payment therefor, be legally and validly issued and outstanding, free from all taxes, liens, charges and preemptive or similar rights, if any, with respect thereto or to the issuance thereof. The Company will take all such action as may be reasonably necessary or appropriate to assure that the Underlying Shares may be issued as provided herein without violating any applicable law or regulation, or any requirements of the Trading Market upon which the Company Common Stock may be listed.

(c)The certificates representing the Underlying Shares will bear the following or similar legend, unless the Company determines otherwise in compliance with applicable law:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

Exhibit A - 5

Section 7. Anti-Dilution Adjustments.

(a)If the Company shall at any time prior to the expiration of this Warrant (i) pay a stock dividend or otherwise make a distribution or distributions on shares of Company Common Stock or any other equity or equity securities, (ii) subdivide the Company Common Stock (by stock split, recapitalization, or any other similar event) into a larger number of shares, (iii) combine the Company Common Stock (by stock split or reverse stock split, recapitalization, combination of shares, or any other similar event) or (iv) issue by reclassification of shares of Company Common Stock any shares of capital stock of the Company (with the exception of any reclassification that constitutes a Fundamental Change, as hereinafter defined), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to (x) the record date for the determination of stockholders entitled to receive such dividend or distribution or (y) the effective date in the case of a subdivision, combination or re-classification by a fraction, the numerator of which shall be the number of shares of Company Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Company Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the Aggregate Exercise Price shall remain unchanged. Before taking any action which would result in an adjustment in the number of Underlying Shares for which this Warrant is exercisable or to the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(b)If the Company shall at any time prior to the expiration of this Warrant (in each case, occurring after the date hereof) be a party to any merger, consolidation, exchange of shares of Company Common Stock, sale of a majority of the Company Common Stock, sale of all or substantially all of the assets of the Company, separation, reorganization, recapitalization, winding up or liquidation of the Company, or other similar event or transaction (each, a “Fundamental Change”), as a result of which shares of Company Common Stock shall be changed into the same or a different number or class or classes of securities of the Company or another entity, or the holders of shares of Company Common Stock are entitled to receive cash or other property, then, upon the Exercise of this Warrant by the Holder, such Holder shall receive, for the Aggregate Exercise Price as in effect immediately prior to such Fundamental Change (subject to all other adjustments under this Warrant), the aggregate number of shares or such other securities, cash or other property which such Holder would have received if this Warrant had been exercised immediately prior to such Fundamental Change (collectively, the “Fundamental Change Receivable”), which, upon the Holder’s election, may be received net of the Aggregate Exercise Price (for the avoidance of doubt, without payment by the Holder of any cash in an amount equal to the then Exercise Price). In the case of any Fundamental Change, the successor or purchasing party of such merger, consolidation, exchange of shares of Company Common Stock, sale of all or substantially all of the assets of the Company or reorganization (if other than the Company) shall duly execute and deliver to the Holder a supplement to this Warrant acknowledging the Company and such party’s obligations under this Section 7(b). The terms of this Warrant shall be applicable to the Fundamental Change Receivable due to the Holder upon the consummation of any such Fundamental Change.

(c)If the Company, at any time while this Warrant is outstanding, shall otherwise distribute to all holders of Company Common Stock (and not to the Holder or Holders)

Exhibit A - 6

evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (for the avoidance of doubt, excluding in each such case any Fundamental Change Receivable), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be such VWAP on such record date less the then Fair Market Value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Company Common Stock, and the denominator of which shall be the VWAP determined as of the record date mentioned above. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(d)Not less than five (5) days prior to the record date or effective date, as the case may be, of any event which requires or might require an adjustment or readjustment pursuant to Section 7(a) or Section 7(c) (each, an “Adjustment Event”), and not less than ten (10) days prior to the record date or effective date, as the case may be, of any Fundamental Change, the Company shall give written notice of such Adjustment Event or Fundamental Change (as applicable) to the Holder or Holders, describing such Adjustment Event or Fundamental Change in reasonable detail and specifying the record date or effective date, as the case may be. Such notice shall additionally include the Company’s certification of the following computations, as applicable, each of which shall have been made by the Company in good faith: (i) in the case of an Adjustment Event, if determinable, the required adjustment and the computation thereof or, if the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder or Holders of such adjustment and computation promptly after such adjustment becomes determinable, and (ii) in the case of a Fundamental Change, the number of shares or such other securities, cash or other property which is payable to the Holder or Holders upon the Fundamental Change, the computation thereof, and the computation of the then applicable Exercise Price. Except as otherwise prohibited by applicable laws, to the extent that any notice provided pursuant to this Section 7(d) contains material, non-public information regarding the Company, the Company shall disclose such information regarding the Company in a Current Report on Form 8-K and file such Current Report on Form 8-K with the SEC no later than the second Trading Day following the date such notice is delivered to the Holder.

(e)Notwithstanding any other provision hereof, if an exercise of all or any portion of this Warrant is to be made in connection with a Fundamental Change or a public offering, such exercise may, at the election of the Holder, be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(f)At all times on and prior to the Expiration Date, the Company shall at all times reserve and keep available out of its authorized but unissued Company Common Stock (or other equity interests then constituting Underlying Shares), solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Underlying Shares issuable upon the exercise of this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates or effectuating the book entry of uncertificated shares to execute and issue, or enter, the necessary certificates or book entries (as applicable) for the Underlying Shares upon the exercise of the

Exhibit A - 7

purchase rights under this Warrant. The Company shall not increase the par value of any Underlying Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions within its power as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Underlying Shares upon the exercise of this Warrant.

Section 8. Transfer of Warrant. Subject to compliance with applicable federal and state securities laws, the Holder may, from time to time, transfer this Warrant or the Underlying Shares, in each case, in whole or in part, by giving the Company a written notice of the portion of the Warrant or the shares of the Underlying Shares being transferred, such notice to set forth the name, address and taxpayer identification number of the transferee, the anticipated date of such transfer, and surrendering this Warrant or the certificates or book-entry records representing shares of the Underlying Shares, as applicable, to the Company for reissuance to the transferee(s). Upon surrender of this Warrant by a Holder to the Company for transfer, in whole or in part, the Company shall issue a new warrant to such Holder in such denomination as shall be requested by such Holder covering the number of Underlying Shares, if any, in respect of which this Warrant shall not have been transferred. Such new warrant shall be identical in all other respects to this Warrant. This Warrant may be divided or combined with other Warrants upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with this Section 8 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated as of the Initial Issuance Date and shall be identical to this Warrant except as to the number of Underlying Shares issuable pursuant thereto.

Section 9. No Impairment. The Company may not, including, without limitation, by amendment of its certificate of incorporation or bylaws, or through a Fundamental Change or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and the Company shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder or Holders against impairment. Without limiting the generality of the foregoing, the Company shall take (a) all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and non-assessable Underlying Shares, free from any taxes, liens, charges and preemptive rights, upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be necessary to enable the Company to perform its obligations under this Warrant.

Section 10. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the Holder or Holders hereof to any voting rights or other rights as a stockholder of the Company with respect to the Underlying Shares prior to the exercise of the Warrant. No provision of this Warrant, in the absence of affirmative action by the Holder or Holders to purchase the Underlying Shares, and no mere enumeration herein of the rights or privileges of the Holder or Holders, shall give rise to any liability of such Holder or Holders for the Exercise Price or as a

Exhibit A - 8

stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 11. Representations and Warranties of the Company. The Company hereby represents and warrants:

(a)As of the Initial Issuance Date, the Company (A) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (B) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as currently proposed to be conducted, to issue and enter into the Warrant and to carry out the transactions contemplated thereby, and (C) except where the failure to do so, individually or in the aggregate, has not had, and could not be reasonably expected to have, a material adverse effect on the business, assets, financial condition or operations of the Company, is qualified to do business and, where applicable is in good standing, in every jurisdiction where such qualification is required.

(b)This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant (including pursuant to Section 15) shall be, upon issuance, duly authorized and validly issued.  This Warrant constitutes, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c)As of the Initial Issuance Date, the execution, delivery and performance by the Company of the Warrant does not and will not (A) violate any material provision of applicable law or the organizational documents of the Company, (B) conflict with, result in a breach of, or constitute (with the giving of any notice, the passage of time, or both) a default under any material agreement of the Company or (C) result in or require the creation or imposition of any lien upon any assets of the Company.

Section 12. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder or Holders shall bind and inure to the benefit of their respective successors and assigns.

Section 13. Survival. The rights of the Holder or Holders under this Warrant, and the covenants and agreements of the Company set forth in this Warrant for the benefit of the Holder or Holders, shall survive exercise of all or any portion of this Warrant and shall inure to the Holder or Holders of any Underlying Shares.

Section 14. Remedies. If the Company violates, breaches or defaults under this Warrant, the Holder may proceed to protect and enforce its rights by any action at law, suit in equity or other appropriate proceeding, whether for specific performance of any agreement contained in this Warrant, or for an injunction against a violation of any of the terms hereof, or in and of the exercise of any power granted hereby or by law, in each case without providing any bond or other security in connection with such action, suit or other proceeding. In case of any violation, breach or default under this Warrant, the Company shall pay to the Holder on demand

Exhibit A - 9

all reasonable costs and expenses of enforcing the Holder’s rights under this Warrant, including, without limitation, reasonable attorneys’ fees and legal expenses.

Section 15. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon its receipt of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Underlying Shares (and, in the case of mutilation, the surrender and cancellation of this Warrant or such stock certificate), the Company shall make and deliver to the Holder a new Warrant or stock certificate that is identical to this Warrant or to such stock certificate (as applicable).

Section 16. Article and Section Headings. Numbered and titled article and section headings are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Warrant.

Section 17. Notice. Any and all notices, elections or demands permitted or required to be made under this Warrant shall be in writing, signed by the party giving such notice, election or demand and shall be delivered in accordance with the notice provisions in the Credit Agreement.

Section 18. Severability. If any provisions(s) of this Warrant or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Warrant and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Section 19. Entire Agreement. This Warrant and between the Company and the Holder represents the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreement are merged herein.

Section 20. Valuation Dispute Resolution. In the case of any dispute as to the determination of any amount or valuation hereunder or in connection with the amount or value of any Company Common Stock or Underlying Shares to be issued, withheld or otherwise determined, the calculation of the Aggregate Exercise Price or any other computation or valuation required to be made hereunder or in connection herewith, in the event the Holder, on the one hand, and the Company, on the other hand, are unable to settle such dispute within five (5) Business Days, then either party may elect to submit the disputed matter(s) for resolution by an accounting firm of nationally recognized standing as may be mutually agreed upon by the Holder and the Company. Such firm’s determination of such disputed matter(s) shall be binding upon all parties absent demonstrable error, and the Company and the Holder shall each pay one half of the fees and costs of such firm.

Section 21. Governing Law. This Warrant and the rights and obligations of the parties hereunder, and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Warrant and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit A - 10

Section 22. Jurisdiction; Waiver of Venue; Service of Process.

(a)Each party hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto in any way relating to this Warrant or the transactions relating hereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof; and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section 22.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 17.

Section 23. Amendment. No amendment or modification hereof shall be effective except in a writing executed by the Company and the Holder.

Section 24. Counterparts. This Warrant may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Warrant.

Section 25. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 25.

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Exhibit A - 11

IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

COMPANY:

BIOXCEL THERAPEUTICS, INC.

By:
Name:
Title:

Exhibit A - 1